UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025 (December 5, 2025)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Madison Ave., 20th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

6.125% Notes Due 2031

On December 5, 2025, MSD Investment Corp. (the “Company”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated April 2, 2025, between the Company and the Trustee (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”). The Second Supplemental Indenture relates to the Company’s issuance, offer and sale of $400,000,000 aggregate principal amount of its 6.125% notes due 2031 (the “Notes”).

The Notes will mature on February 5, 2031, and may be redeemed in whole or in part at the Company’s option at any time at the redemption price set forth in the Second Supplemental Indenture. The Notes bear interest at a rate of 6.125% per year payable semiannually on February 5 and August 5 of each year, commencing on August 5, 2026. The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, as such obligation may be amended or superseded but giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission (the “SEC”), and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by Fitch, Inc. and Moody’s Investor Services, Inc.), the Company will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.

The Notes were sold to several initial purchasers (the “Initial Purchasers”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for the initial resale by the Initial Purchasers to (i) qualified institutional buyers in transactions exempt from registration under the Securities Act pursuant to Rule 144A thereunder or (ii) certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The transaction closed on December 5, 2025.

The Trustee also serves as the Company’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

Registration Rights Agreement

In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement, dated December 5, 2025 (the “Registration Rights Agreement”), with J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company is obligated to file with the SEC a registration statement relating to an offer to exchange the Notes for new notes issued by the Company that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the Notes. Alternatively, in accordance with the terms of the Registration Rights Agreement, the Company may consummate such exchange offer through use of an existing registration statement. If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing descriptions of the Base Indenture, Second Supplemental Indenture, Registration Rights Agreement and Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Second Supplemental Indenture, Registration Rights Agreement and Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

In connection with the offering of the Notes, the Company entered into an interest rate swap to align the interest rates of its liabilities with the Company’s investment portfolio, which predominately consists of floating rate loans. The notional amount of the interest rate swap was $400,000,000 maturing on February 5, 2031, which aligns with the maturity date of the Notes. The Company will receive fixed rate interest semi-annually at 6.125% and pay variable rate interest semi-annually based on 3-month daily compounded SOFR plus 2.715%.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1

Indenture, dated as of April 2, 2025, by and between MSD Investment Corp. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 814-01481), filed on April 2, 2025)

4.2	Second Supplemental Indenture, dated as of December 5, 2025, relating to the 6.125% Notes due 2031, between MSD Investment Corp. and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 6.125% Notes due 2031 (contained in the Second Supplemental Indenture filed as Exhibit 4.2 hereto)

4.4

Registration Rights Agreement, dated as of December 5, 2025, relating to the 6.125% Notes due 2031 by and among MSD Investment Corp. and J.P. Morgan Securities LLC, Citizens JMP Securities, LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: December 5, 2025	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer